Exhibit 10.3


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

             This First Amendment to Amended and Restated Credit Agreement (this "Amendment"), dated as of June 22, 1998, is made by and between Capital Trust, a California business trust having an office at 605 Third Avenue, 26th Floor, New York, New York 10016, as borrower (the "Borrower"), and German American Capital Corporation, a Maryland corporation having an office at 31 West 52nd Street, New York, New York 10019, as lender (the "Lender").

                                 R E C I T A L S

             WHEREAS, the parties hereto are party to that certain Amended and Restated Credit Agreement, dated as of January 1, 1998 (the "Credit Agreement"; terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement), pursuant to which the Lender agreed, subject to the terms and conditions set forth in the Credit Agreement, to make a loan to Borrower as provided in the Credit Agreement; and

             WHEREAS, the maximum principal amount of the Loan immediately preceding the execution and delivery of this Amendment is $250,000,000; and

             WHEREAS, Borrower and Lender desire to increase the maximum principal amount of the Loan from $250,000,000 to $300,000,000; and

             WHEREAS, Borrower and Lender desire to amend the Credit Agreement to reflect such increase of the maximum principal amount of the Loan;

             NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the date hereof:

         1.  Commitment.

             1.1 The first paragraph of the Recitals on page 1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following paragraph:

             WHEREAS, Borrower desires to obtain a series of loan advances (each, an "Advance" and collectively, the "Loan") from Lender (as defined below) in an aggregate amount at any time outstanding of up to $300,000,000 to provide warehouse funding for a portion of the principal amount of the Collateral Loans and other Collateral (each as hereinafter defined) that Borrower or its Acquisition Entities originates or acquires, as the case may be; and

             1.2 The paragraph in which the term "Commitment" is defined in
Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following paragraph:

             "Commitment" means the sum of Three Hundred Million Dollars ($300,000,000).

         2.  Loan Fee.

             2.1 The definition of the term "Loan Fee" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

             "Loan Fee" means the fee set forth below. Borrower shall pay the Loan Fee to Lender as follows:

             -------------------------------------------------------------------
             Installment Amount of Loan     Borrower Shall Pay The Referenced
             Fee:                           Installment the First Time Lender
                                            Makes any Advance that Causes the
                                            Principal Balance of the Loan to
                                            Exceed:
             -------------------------------------------------------------------
             $750,000                       $1
             -------------------------------------------------------------------
             $750,000                       $75,000,000
             -------------------------------------------------------------------
             $500,000                       $150,000,000
             -------------------------------------------------------------------
             $250,000                       $250,000,000
             -------------------------------------------------------------------

             NOTE: Borrower has paid to Lender all installments of the Loan Fee.

         3.  Definition of Liabilities.

             3.1 Section 6.1(c) of the Credit Agreement is hereby added, as follows:

                  (c) For purposes of applying Section 6.1(a), Borrower's net worth and the components thereof shall be determined in accordance with GAAP as reflected in the financial statements certified by Borrower's outside auditors and as set forth in the following sentence. "Liabilities" shall consist of: (a) all items treated as "liabilities" under GAAP; (b) any liabilities of other Persons that are secured by a Lien on any asset of Borrower (whether or not such liabilities have been assumed by Borrower); and, to the extent not otherwise included, (c) Borrower's guaranty of any indebtedness of any other Person. Notwithstanding anything to the contrary in this paragraph or elsewhere in this Credit Agreement, the parties acknowledge that "Liabilities" shall not include Borrower's "Trust Preferred Securities," provided that such "Trust Preferred Securities" are either approved by Lender in


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


             all respects or are: (i) issued by any wholly owned special purpose statutory business trust of Borrower, where (x) the sole asset of such business trust consists of bonds, debentures, or similar debt obligations of Borrower with a principal amount in excess of the total liquidation value of such preferred securities, and (y) the distributions, redemption payments, and liquidation payments with respect to such preferred securities are unconditionally and irrevocably guarantied by Borrower; and (ii) accounted for on the balance sheet of Borrower, prepared by Borrower's outside auditors, in a separate line located between total liabilities and shareholders equity in accordance with GAAP.

         4.  Notices.

             Section 9.1 of the Credit Agreement is hereby amended by adding the following before the sentence beginning "All Notices and other communications":

             and a copy to:

                   BancOne Mortgage Capital Markets, LLC
                   1717 Main Street, Suite 1400
                   Dallas, Texas  75201
                   Attention:  Martin Stadler
                   Telephone:  (214) 290-3349
                   Telecopier:  (214) 290-2664

         5.  Global Note.

             5.1 On or before the date hereof, Borrower shall execute and deliver to Lender an amendment to the Global Note in the form attached hereto as Exhibit A (the "Note Amendment"). All references to the Global Note in the Security Documents shall mean and refer to the Global Note as modified and amended by the Note Amendment.

         6.  Principal Balance of Loan.

             6.1 Borrower acknowledges that, as of June 22, 1998, the outstanding principal balance of the Loan was $220,392,785.

         7.  Covenants, Representations and Warranties of Borrower.

             7.1 Borrower hereby reaffirms all terms, covenants, representations and warranties made in the Security Documents as amended hereby.

             7.2 Borrower hereby represents and warrants to the Lender that (a) it has the legal power and authority to enter into this Amendment without consent or approval by any third party and this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms and (b) the execution and delivery by Borrower of this Amendment has been duly authorized by all requisite action on the part of Borrower and will not violate any provision of Borrower's organizational documents.

             7.3 Borrower hereby represents and warrants to the Lender that, as of the date hereof, (a) no Default or Event of Default has occurred and is continuing; (b) no Default or Event of Default will occur as a result of the execution, delivery and performance by Borrower of this Amendment; (c) Borrower has not given any notice of any uncured Default to Lender and (d) there are no legal proceedings commenced or threatened against Lender by Borrower.

             7.4 Borrower hereby confirms and acknowledges that Borrower has no offsets, defenses, claims, counterclaims, setoffs, or other basis for reduction with respect to any portion of the Indebtedness.

             7.5 Borrower hereby agrees that a breach of any of the representations and warranties made herein shall constitute an Event of Default under Section 8.1 of the Credit Agreement, subject to the notice and cure provisions provided therein.

         8.  Lender's Acknowledgment.

             8.1 Lender acknowledges to Borrower that, as of the date hereof, both before and after giving effect to this Amendment, to the best of Lender's knowledge, Borrower is not in default with respect to its obligations under the Credit Agreement and the Collateral Security Instruments.

         9.  Effect Upon Security Documents; Trustee Exculpation.

             9.1 Except as specifically set forth herein, the Security Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto acknowledge and agree that the Credit Agreement, as hereby amended, is in full force and effect in accordance with its terms and has not been supplemented, modified or otherwise amended, canceled, terminated or surrendered, except pursuant to this Amendment. The Credit Agreement is binding and enforceable as against the parties hereto in accordance with its terms. Any inconsistency between this Amendment and the Credit Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Credit Agreement inconsistent with this Amendment. All references to the "Credit Agreement" in the Security Documents and to the "Agreement" in the Credit Agreement shall mean and refer to the Credit Agreement as modified and amended hereby.


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


             9.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Security Documents (except to the extent expressly set forth herein), or any other document, instrument or agreement executed and/or delivered in connection therewith.

             9.3 The provisions of this Amendment shall be subject to the provisions of Section 9.13 of the Credit Agreement, which provisions are incorporated by reference as if herein set forth in full.

         10.  Governing Law.

             10.1 THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES.

         11.  Counterparts.

             11.1 This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.






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



             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                              BORROWER:
                              --------

                              CAPITAL TRUST,
                              a California business trust


                              By:  /s/ Edward L. Shugrue III
                                   ---------------------------------------------
                                   Name:  Edward L. Shugrue III
                                   Title: Managing Director and Chief
                                          Financial Officer


                              LENDER:
                              ------

                              GERMAN AMERICAN CAPITAL
                              CORPORATION,
                              a Maryland corporation


                              By:  /s/ Kenneth Gilison
                                   ---------------------------------------------
                                   Name:  Kenneth Gilison
                                   Title: Vice President


                              By:  Jon Vaccaro
                                   ---------------------------------------------
                                   Name:  Jon Vaccaro
                                   Title: Vice President


Exhibit A         Note Amendment